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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

        Date of Report: (Date of earliest event reported): June 18, 2001


                         TEXAS BIOTECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)



        DELAWARE                    1-12574                  13-3532643
       (State of                  (Commission               (IRS Employer
     Incorporation)               File Number)           Identification No.)
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                             7000 FANNIN, 20TH FLOOR
                              HOUSTON, TEXAS 77030
              (Address of Registrant's principal executive offices)

                                 (713) 796-8822
              (Registrant's telephone number, including area code)


                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

THE FOLLOWING STATEMENT WAS RELEASED TO THE PRESS ON JUNE 18, 2001.

             TEXAS BIOTECHNOLOGY MOVES TO NASDAQ: TXBI IS NEW SYMBOL

HOUSTON, TX, JUNE 18, 2001 - Texas Biotechnology Corporation (AMEX:TXB) announced today that effective with the opening of trading tomorrow (June 19) shares of its common stock will trade on the Nasdaq National Market System under the symbol TXBI.

"The move to Nasdaq is part of our plan to increase the visibility of Texas Biotechnology and increase the liquidity of our shares," stated David B. McWilliams, President and CEO of Texas Biotechnology. "With the recent approval and commercialization of our lead drug and several other products moving through clinical development, we believe our move to Nasdaq positions us appropriately with other emerging biotech companies."

David Weild, head of the corporate client division at Nasdaq stated, "With our commitment to developing the equity markets of the future and providing global visibility among institutional investors, analysts and individual shareholders, it is no surprise that leading biotechnology companies choose to list on Nasdaq. We are delighted to welcome Texas Biotechnology to Nasdaq and look forward to supporting Texas Biotechnology in its efforts to improve people's lives."

Texas Biotechnology, a biopharmaceutical company focused on the discovery, development and commercialization of novel drugs, is recognized for its expertise in small molecule drug development and vascular biology. Argatroban, its first FDA-approved product, is being marketed by GlaxoSmithKline for heparin-induced thrombocytopenia. Additional studies are seeking to broaden this initial indication for Argatroban in ischemic stroke, angioplasty and hemodialysis. Texas Biotechnology has several other products in clinical development for pulmonary arterial hypertension, essential hypertension, congestive heart failure and asthma.

To learn more about Texas Biotechnology, please go to our new website www.tbc.com.

This press release contains "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are timing and cost of our clinical trials, attainment of research and clinical goals and milestones of product candidates, attainment of required governmental approval, sales levels of our products and availability of financing and revenues sufficient to fund development of product candidates and operations. In particular, careful consideration should be given to cautionary statements made in the various reports Texas Biotechnology has filed with the Securities and Exchange Commission. The Company undertakes no duty to update or revise these forward-looking statements.

                            [SIGNATURE PAGE FOLLOWS]


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: June 18, 2001                 TEXAS BIOTECHNOLOGY CORPORATION


                                    /S/ STEPHEN L. MUELLER
                                    --------------------------------------------
                                    Stephen L. Mueller
                                    Vice President, Finance and Administration,
                                    Secretary and Treasurer


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